SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 11, 2005

Prentiss Properties Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14516	75-2661588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3890 W. Northwest Hwy., Suite 400

Dallas, Texas 75220

(Address and Zip Code of Principal Executive Offices)

(214) 654-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Adoption of 2005 Share Incentive Plan. In connection with the October 15, 2006 expiration of the 1996 Share Incentive Plan (the “1996 Plan”) of Prentiss Properties Trust (the “Company”) adopted by our board of trustees and approved by our sole shareholder on October 15, 1996, the Company’s shareholders, at the Company’s Annual Meeting of Shareholders held on Wednesday, May 11, 2005 (the “Annual Meeting”), adopted the 2005 Share Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.1 to this Form 8-K. The aggregate number of shares of common stock represented in person or by proxy at the Annual Meeting constituted a quorum for the transaction of business. Capitalized terms not defined herein are defined in the Plan.

Purpose. The purpose of the Plan is to assist us in recruiting and retaining the services of key employees who will contribute to our long range success and to associate their interests with ours by providing incentives which are linked directly to increases in share value which will inure to the benefit of all of our shareholders. The board of trustees believes that stock options and other stock-based awards play an important role in our success and that this role must continue if we are to continue to attract, motivate and retain the caliber of officers and employees necessary for our future growth and success.

Effective Date of the Plan. The Plan became effective as of May 11, 2005, upon approval by our shareholders (the “Effective Date”). Shareholder approval of the Plan terminated the 1996 Plan and no additional options or stock-based grants will be available for issuance under the 1996 Plan after October 15, 2006. The termination of the 1996 Plan does not adversely affect the rights of any 1996 Plan participant under any outstanding award of options or shares under the 1996 Plan.

Termination or Suspension of the Plan. The Plan shall terminate automatically on May 11, 2015, but no later than the day before the tenth anniversary of the Effective Date. No award under the Plan (“Award”) shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The board of trustees may suspend or terminate the Plan at any earlier date pursuant to the terms of the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Eligible Award Recipients. Persons eligible to receive Awards under the Plan are our employees that the Administrator (defined below), in its sole discretion, determines have contributed significantly or can be expected to contribute significantly to our profits or growth. A member of the board of trustees of the Company who is one of our employees may be selected to participate in this Plan. Mere service as a trustee on our board of trustees or payment of a trustee’s fee by us shall not be sufficient to constitute “employment” by us. Employees who are selected by the Administrator shall be eligible for Awards under the Plan, subject to the limitations set forth in the Plan. Because future Awards under the Plan will be granted at the discretion of the Administrator, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of our common shares of beneficial interest, par value $0.01 per share (the “Shares”) through the granting of one or more of the following Awards: (a) Nonstatutory Share Options, (b) Restricted Share Awards, (c) Unrestricted Share Awards, (d) Performance Share Awards, (e) Share Appreciation Rights, (f) Incentive Awards and (g) Share-Based Awards.

Shares Subject to the Plan. The Shares that may be issued pursuant to Awards consist of our authorized but unissued Shares, or reacquired Shares, bought on the market, pursuant to any right of repurchase or other forfeiture provision, or otherwise. The maximum aggregate amount of such Shares which may be issued upon exercise of all Awards under the Plan shall not exceed 2,206,120 Shares, less the number of Shares subject to outstanding options granted to employees under the 1996 Plan and outstanding on the Effective Date. If prior to the termination of the Plan, a prior outstanding option expires, is forfeited, cancelled or terminated for any reason without having been exercised in full, the Shares subject to such expired, forfeited, cancelled or terminated prior outstanding option will become available for purposes of this Plan. The number of Shares which may be issued upon the exercise of Awards under the Plan will be increased by the number of Shares underlying such expired, forfeited or terminated prior outstanding options. However, the maximum number of Shares reserved for the grant of options available under the Plan may not exceed 2,206,120 Shares.

In addition to the Shares described above, the Plan may grant share based Awards that include Units of Class G limited partnership interests in Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership and the entity through which the Company conducts substantially all of its business. The Class G Units (“Units”) are intended to qualify as partnership “profits interests” within the meaning of Revenue Procedure 93-27 with respect to Plan participants who render services to Prentiss Properties Acquisition Partners, L.P. One Unit shall be deemed to be one Share for purposes of determining the number of Units available for issuance under the Plan. Pursuant to Section 162(m) of the Internal Revenue Code (the “Code”), no employee may be granted options or share appreciation rights covering more than 390,000 Shares and/or Units during any calendar year. In the event of a merger, consolidation, reorganization, reincorporation, Share dividend, Share split, liquidating event, combination or exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, appropriate adjustments will be made to the Shares and Units subject to the Plan and any outstanding Awards. Awards for fractional Shares may not be issued under the terms of the Plan. If any Award under the Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the Shares withheld from issuance under such Award will become available for future issuance under the Plan. If Shares issued under the Plan are reacquired by the Company pursuant to the terms of a right of repurchase or any forfeiture provision, such Shares will become available for issuance under the Plan.

Administration. The Plan will be administered by the Compensation Committee of the board of trustees (the “Administrator”). All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the participants.

Share options. Under the Plan, the Administrator may grant nonstatutory Share options to any of our employees. The exercise price of each nonstatutory Share option shall be not less than 100% of the fair market value of the Shares subject to the option on the day preceding the date the option is granted, unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Options granted under the Plan will generally terminate on the tenth anniversary of the date of grant. The vesting provisions of individual options may vary. Options may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. Individual options may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. No option may be exercised for a fraction of a Share. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any option agreement upon the occurrence of a Change in Control of the Company.

The Plan specifies additional restrictions applicable to options which have an exercise price that is less than fair market value at the date of grant or are modified at a time when the exercise price is less than fair market value at the date of modification and are thus determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. We will not modify the terms of any outstanding option without first obtaining shareholder approval. All options granted under the Plan with a per share exercise price equal to the fair market value of a Share on the date of grant shall generally be deemed to have been intended to be “qualified performance-based compensation” for purposes of section 162(m) of the Code. In addition, an option may also qualify as “performance-based” if vesting is subject to the attainment of any of the performance goals set forth in the Plan. The purchase price of Shares acquired pursuant to the exercise of an option may be paid either in cash or by certified bank check at the time the option is exercised, or in the discretion of the Administrator, with other Shares, duly endorsed for transfer to the Company, held by the participant for at least six months prior to the exercise (a “share for share exchange”), or through a “cashless exercise” procedure that is acceptable to the Administrator in its full discretion, to the extent such procedure does not violate applicable law, or, subject to applicable law, in any other form of legal consideration that may be acceptable to the Administrator in its discretion. However, a transaction that involves or may involve a direct or indirect arrangement or extension or of credit by the Company to any employee that would violate Section 402(a) of the Sarbanes-Oxley Act is prohibited with respect to any Award.

Restricted Share Awards. Under the Plan, the Administrator may from time to time, in its sole discretion, award (or sell at a purchase price determined by the Administrator) Restricted Share Awards to employees that the Administrator deems to be eligible to receive such awards. A Restricted Share Award entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any dividends, unless otherwise terminated by the Administrator, but is not transferable and is subject to a substantial risk of forfeiture during a restricted period defined in the Award. Before the end of the restricted period or the lapse of other restrictions established by the Administrator, Shares received as Restricted Share Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose. Upon the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Share Award shall lapse and a Share certificate for the number of Shares with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, to the participant or the participant’s beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the fair market value of such fractional Share in cash to the participant or the participant’s beneficiary or estate, as the case may be. The Share certificate shall be issued and delivered or the participant shall be entitled to the beneficial ownership rights of such Shares not later than (i) the date that is 2 1/2 months after the end of the participant’s taxable year for which the restricted period ends and in which the participant has a legally binding right to such amounts; or (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the restricted period ends and in which the participant has a legally binding right to such amounts, whichever is later.

The purchase price of Restricted Share Awards shall be determined by the Administrator, and may be stated as cash, property, or a contract for future services or prior services. The consideration for Shares acquired pursuant to the Restricted Share Award Agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion. Shares acquired under the Restricted Share Award Agreement may, but need not, be subject to a restricted period that specifies a right of repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior or future services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Share Award Agreement in the event a Change in Control occurs.

Unrestricted Share Awards. Under the Plan, the Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an unrestricted Award to any participant, pursuant to which such individual may receive Shares free of any vesting and transfer restrictions (“Unrestricted Shares”). The consideration for Shares acquired pursuant to the Unrestricted Share Award Agreement shall be paid in past services or other valid consideration, or in lieu of any cash compensation due to such individual. The Share certificate for Unrestricted Shares shall be issued and delivered and the participant shall be entitled to the beneficial ownership rights of such Shares not later than (i) the date that is 2 1/2 months after the end of the participant’s taxable year for which services rendered as consideration were provided and in which the participant has a legally binding right to such amounts; or (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which services rendered as consideration were provided and in which the participant has a legally binding right to such amounts, whichever is later.

Performance Share Awards. Under the Plan, the Administrator may, in its sole discretion, grant Performance Share Awards, entitling the recipient to acquire actual Shares or hypothetical Share units having a value equal to the fair market value of an identical number of Shares upon the attainment of specified performance goals. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to Shares actually received by the participant under the Plan and not with respect to Shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a Share certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator). The Administrator may also provide for an acceleration of vesting in the terms of any Performance Share Award in the event a change in control occurs. Except as may otherwise be provided by the Administrator at any time, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment (or business relationship) with us for any reason.

The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Share Award Shares that will be granted or will vest if the performance goal is attained. Performance goals may be based on one or more business criteria that apply to a participant, a business unit or division or the Company. Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code.

Share Appreciation Rights. Under the Plan, the Administrator may grant Share Appreciation Rights, either alone (“Free Standing Rights”) or, provided that certain requirements set out in the Plan are satisfied (as described below), in tandem with all or part of any option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Share option, Related Rights may be granted either at or after the time of the grant of such Share option. A Share Appreciation Right may only be granted: (i) if it does not provide for the deferral of compensation within the meaning of Section 409A of the Code, or (ii) if it satisfies the various additional conditions imposed upon Awards which qualify as “non-qualified deferred compensation” under Section 409A of the Code, as provided for by the Plan.

Upon the exercise of a Share Appreciation Right, the holder thereof shall be entitled to receive from the Company an amount equal to the product of: (i) the excess of the fair market value, on the date of such written request, of one Share over the SAR exercise price per share specified in such Share Appreciation Right or its related option, multiplied by (ii) the number of Shares for which such Share Appreciation Right shall be exercised. Generally, payment with respect to the exercise of a Share Appreciation Right shall be made on the date of exercise and made in Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at fair market value on the date of exercise. However, payment with respect to the exercise of a Share Appreciation Right that is determined to constitute “non-qualified deferred compensation” under Section 409A of the Code shall be paid in accordance with the fixed distribution timing provisions of the Plan relating to additional conditions upon Awards under Section 409A of the Code. Payment may be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

An optionholder may elect to receive cash in full or partial settlement of a Share Appreciation Right or exercise a Share Appreciation Right for cash by making a written request filed with our corporate secretary during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of such a written request, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. Disapproval by the Administrator of such a request, in whole or in part, shall not affect such optionholder’s right to exercise such Share Appreciation Right at a later date, to the extent that such Share Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator.

The exercise price of a Free Standing Share Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the fair market value of one Share on the date of grant of such Share Appreciation Right. A Related Share Appreciation Right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a Share Appreciation Right, by its terms, shall be exercisable only when the fair market value per share of a common share subject to the Share Appreciation Right and related option exceeds the exercise price per share thereof.

Incentive Awards. Under the Plan, the Administrator may, in its sole discretion, grant Incentive Awards entitling the recipient to receive a cash payment from the Company, according to the terms specified by the Administrator in the Award agreement. A participant receiving an Incentive Award shall not have any rights as a shareholder of the Company on account of such Award. At the time an Incentive Award is granted, the Administrator shall specify the terms and conditions which govern the Award. Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code.

Share-Based Awards. Under the Plan, the Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) a Share-Based Award to any participant, pursuant to which such individual may receive an Award that is valued in whole or in part by reference to or is otherwise calculated by reference to or based on Shares, including without limitation, Units of limited partnership interest in Prentiss Properties Acquisition Partners, L.P., or membership interests in an affiliate of the Company, which (i) are valued by reference to book value, fair value or performance parameters relative to us or any of our affiliates or group of affiliates, (ii) may be convertible, exchangeable or redeemable, and/or (iii) constitute any class of profits interest or limited liability company membership interest created or issued pursuant to the terms of a partnership agreement, limited liability company operating agreement or otherwise by one of our affiliates that has elected to be treated as a partnership for federal income tax purposes and qualifies as a “profits interest” within the meaning of Revenue Procedure 93 27 with respect to a participant who is rendering services to the issuing affiliate.

Capitalization Adjustments. If any change is made in the Shares or Units subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, Share dividend, dividend in property other than cash, Share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (i) the aggregate number of Shares, Units or class of Shares or Units which may be purchased pursuant to Awards granted hereunder; (ii) the number and/or class of Shares or Units covered by outstanding options and Awards; (iii) the maximum number of Shares or Units with respect to which options or share appreciation rights may be granted to any single participant during any calendar year; and (iv) the exercise price of any Share option or share based Award in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued Shares or Units or change in the fair market value of such Shares resulting from such transaction; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to such event.

Change in Control and Other Corporate Transactions. In the event of a Change in Control, dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a “Corporate Transaction”), then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of Awards with substantially the same terms (including an Award to acquire the same consideration paid to the shareholders in the Corporate Transaction) for such outstanding grants and, if appropriate, subject to the capitalization adjustment provisions of the Plan; (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the fair market value of vested Awards, or in the case of an option, the difference between the fair market value and the exercise price for all Shares subject to exercise (i.e., to the extent vested) under any outstanding option; or (v) the cancellation of such outstanding Awards without payment of any consideration. Any such payment may be paid in cash or such other consideration payable to the holders of outstanding Shares of the Company in connection with such Corporate Transaction. If vested Awards would be canceled without consideration, the participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such Corporate Transaction or ten days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Award agreement. In addition, the Administrator, in its discretion, may provide for acceleration of unvested Awards in connection with any of the alternatives described above.

Amendment of the Plan and Awards. At any time, and from time to time, the board of trustees may amend or terminate the Plan. However, except in the case of capital adjustments upon changes in Shares, no amendment may be effective unless approved by our shareholders to the extent shareholder approval is necessary to satisfy any applicable law or any securities exchange or New York Stock Exchange listing requirements. At the time of such amendment, the board of trustees shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval. Rights under any Award granted before amendment of the Plan may not be impaired by any amendment of the Plan unless the participant consents in writing to such amendment. However, a cancellation of an Award where the participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested options, the difference between the fair market value and the exercise price, shall not be an impairment of the participant’s rights that requires consent of the participant.

The Administrator at any time, and from time to time, may amend the terms of any one or more Awards if it obtains prior shareholder approval; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. For the avoidance of doubt, the cancellation of an Award where the participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested options, the difference between the fair market value of the Shares underlying the option and the aggregate exercise price, shall not be an impairment of the participant’s rights that requires consent of the participant.

Additional Conditions Applicable to Nonqualified Deferred Compensation. In the event any Award under the Plan is considered nonqualified deferred compensation, the Plan imposes additional conditions relating to the timing of payment, exercise and distribution of Awards (e.g., requiring a fixed payment date or schedule); the term of Awards; and restrictions on the ability to accelerate the timing of the payment, exercise and distribution of Awards that are considered nonqualified deferred compensation. Generally, Awards will be considered nonqualified deferred compensation subject to the additional conditions if they are payable more than (i) the date that is 2 1/2 months after the end of the participant’s taxable year for which the participant has a legally binding right to such amounts that is not subject to a substantial risk of forfeiture; or (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the participant has a legally binding right to such amounts that is not subject to a substantial risk of forfeiture, whichever is later. Options will be considered nonqualified deferred compensation subject to the additional conditions, if the exercise price is less than fair market value at the date of grant, or options are modified at a time when the exercise price is less than fair market value at the date of modification.

Item 9.01. Financial Statements and Exhibits

Exhibits.

10.1      Prentiss Properties Trust 2005 Share Incentive Plan. Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust

Date: June 2, 2005	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Senior Vice President and Secretary

PRENTISS PROPERTIES TRUST

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*	Prentiss Properties Trust 2005 Share Incentive Plan.

*	Filed herewith.